Exhibit 10.1

SIXTH AMENDMENT TO
SENIOR FIRST PRIORITY SECURED PROMISSORY NOTE

This SIXTH AMENDMENT TO SENIOR FIRST PRIORITY SECURED PROMISSORY NOTE (this “Sixth Amendment”) is made as of December 3, 2013 by and between Prospect Global Resources, Inc., a Delaware corporation (“Maker”), and the Karlsson Group, Inc., an Arizona corporation (“Holder”), with respect to the following facts:

RECITALS

WHEREAS, Maker issued to Holder that certain Senior First Priority Secured Promissory Note dated August 1, 2012 (the “Original Note”), whereby the Maker promised to pay to Holder the principal sum of One Hundred Twenty-Five Million Dollars ($125,000,000);

WHEREAS, American West Potash, LLC, a Delaware limited liability company (“AWP”), Prospect Global Resources, Inc., a Nevada corporation (“Prospect Nevada”), Apache County Land & Ranch, LLC, a Nevada limited liability company (“Apache”), Maker and Holder entered into that certain Extension Agreement (the “Extension Agreement”) dated as of April 15, 2013;

WHEREAS, Maker and Holder entered into an Amendment to Senior First Priority Secured Promissory Note dated April 15, 2013 (“First Amendment” and the Original Note as amended thereby and as otherwise amended, restated or modified from time to time, the “Note”);

WHEREAS, AWP, Prospect Nevada, Apache, Maker and Holder entered into that certain Second Extension Agreement dated as of June 26, 2013;

WHEREAS, Maker and Holder entered into a Second Amendment to Senior First Priority Secured Promissory Note dated as of June 26, 2013;

WHEREAS, Maker and Holder entered into a Third Amendment to Senior First Priority Secured Promissory Note dated as of September 9, 2013;

WHEREAS, AWP, Prospect Nevada, Apache, Maker and Holder entered into that certain Third Extension Agreement dated as of September 13, 2013;

WHEREAS, Maker and Holder entered into a Fourth Amendment to Senior First Priority Secured Promissory Note dated as of September 13, 2013;

WHEREAS, Maker and Holder entered into a Fifth Amendment to Senior First Priority Secured Promissory Note dated as of November 13, 2013;

WHEREAS, Maker has requested that Holder extend until December 10, 2013 the deadline for payment of the 2012 453A Amount; and

WHEREAS, Holder is willing so to modify the Note.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Holder hereby agree as follows:

AGREEMENT

1.                                      Defined Terms.  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note.

2.                                      Amendment to Section 2.2.  Clause (i) of Section 2.2 of the Note is amended and restated to read in its entirety as follows:

“a payment equal to the 2012 453A Amount on or before December 10, 2013.”

3.                                      Miscellaneous.

(a)                                 No Other Amendment.  Except as expressly amended in this Sixth Amendment, all provisions of the Note shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Note.  In the event of a conflict between the terms and provisions of this Sixth Amendment and the terms and conditions of the Note, the provisions of this Sixth Amendment shall govern.

(b)                                 Relation to Note.  This Sixth Amendment constitutes an integral part of the Note.  Upon the effectiveness of this Sixth Amendment, each reference in the Note to “this Promissory Note,” “hereunder,” “hereof,” or words of like import referring to the Note, shall mean and be a reference to the Note as amended hereby.

(c)                                  Successors and Assigns.  This Sixth Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

(d)                                 Counterparts.  This Sixth Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed and delivered as of the date first above written.

MAKER:

PROSPECT GLOBAL RESOURCES, INC.,
a Delaware corporation

		By:	/s/ Damon Barber
		Name:	Damon Barber
		Title:	President, CEO and Secretary

ACKNOWLEDGED AND AGREED TO
EFFECTIVE AS OF December 3, 2013:

THE KARLSSON GROUP, INC.,
an Arizona corporation

By:	/s/Michael Stone
Name:	Michael Stone
Title:	Treasurer/CFO